                                                                      EXHIBIT 99

                               CENTER TRUST, INC.
                            SUPPLEMENTAL INFORMATION
                                 MARCH 31, 2001

                               TABLE OF CONTENTS

                                                               PAGE
                                                              -------
Company Profile.............................................        5
Operating Highlights/Capital Structure......................    6 - 7
Reconciliation of Common Shares and Operating Partnership
  Units Outstanding.........................................        8
Same Store Property Activity................................        9
Portfolio Highlights and Leasing Activity...................       10
Portfolio Summary...........................................       11
Portfolio Detail -- by Region...............................  12 - 14
Lease Expirations -- Overall Portfolio/Total Community
  Shopping Centers..........................................       15
Tenant Concentration........................................       16
Segment Concentration.......................................       17
Consolidated Statements of Operations and Reconciliation to
  Funds From Operations.....................................       18
Consolidated Balance Sheets.................................       19
Summary of Outstanding Debt.................................       20
Schedule of Mortgage Debt Maturities........................       21

                               CENTER TRUST, INC.

                                COMPANY PROFILE
                                 MARCH 31, 2001

     Center Trust, Inc., is an owner, manager and developer of retail shopping centers in the western United States. The Company owns or controls a portfolio of 37 shopping centers, comprised of 32 community shopping centers, 2 regional malls and 3 single tenant facilities comprising 8.1 million square feet of total shopping center gross leasable area (GLA) and 6.6 million square feet of Company owned GLA. The Company owns properties in four states, California, Oregon, Washington and Arizona.

     The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, March 31, 2001 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 2000 Form 10-K and 2001 quarterly filings on Form 10-Q.

     Questions regarding the information contained in this document should be directed to Stuart Gulland, Chief Operating Officer or Ed Stokx, Senior Vice President of Finance, Center Trust, Inc., 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, telephone (310) 546-4520, fax (310) 546-5069 or email at IR@centertrust.com.

                               CENTER TRUST, INC.

                              OPERATING HIGHLIGHTS
                                 MARCH 31, 2001
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                              THREE MONTHS ENDED
                                                                   MARCH 31,
                                                              -------------------
                                                                2001       2000
                                                              --------    -------
OPERATING HIGHLIGHTS
  Funds From Operations (FFO)
     FFO - Basic and Diluted................................  $  5,818    $ 8,942
     FFO per share - Basic and Diluted(1)...................  $   0.20    $  0.32
  Net Income Available to Common Shareholders...............  $    821    $ 2,720

  Net Income Per Share - Basic and Diluted..................  $   0.03    $  0.10

  EBITDA....................................................  $ 15,748    $23,389

  Funds Available for Distribution (FAD)....................  $  6,478    $ 9,097

  FAD per share - Basic.....................................  $   0.23    $  0.32

  Dividends Per Share.......................................  $   0.04    $  0.21

  Interest Expense Coverage Ratio Based on EBITDA...........       1.6        1.6

  General and Administrative Expense........................  $  1,365    $ 1,307

  G&A as % of Total Rental Revenue..........................       7.5%       5.1%

  Ratio of Expense Recoveries to Recoverable Expenses.......      83.1%      88.8%

  Ratio of Operating Expenses to Total Rental Revenue.......      39.2%      34.0%

---------------
(1) OP units are included in weighted average shares outstanding.

                               CENTER TRUST, INC.

                               CAPITAL STRUCTURE
                                 MARCH 31, 2001
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                                THREE MONTHS ENDED
                                                                     MARCH 31,
                                                              -----------------------
                                                                 2001         2000
                                                              ----------   ----------
EQUITY INFORMATION
  Units Outstanding at End of Period........................   1,638,699    1,759,442
  Common Outstanding at End of Period.......................  27,225,749   26,686,488
                                                              ----------   ----------
  Total Units and Common Shares Outstanding at End of
     Period.................................................  28,864,448   28,445,930
                                                              ==========   ==========
  Basic and Diluted Weighted Average Units Outstanding......   1,647,077    1,664,147
  Basic and Diluted Weighted Average Common Shares
     Outstanding............................................  27,023,978   26,647,968
                                                              ----------   ----------
  Basic and Diluted Weighted Average Units and Common Shares
     Outstanding............................................  28,671,055   28,312,115
                                                              ==========   ==========

                                                                            AS OF
                                                          -----------------------------------------
                                                          MARCH 31,    DECEMBER 31,    DECEMBER 31,
                                                            2001           2000            1999
                                                          ---------    ------------    ------------
                                                              (IN THOUSAND, EXCEPT SHARE DATA)
MARKET CAPITALIZATION
  Stock Price Activity
     High...............................................  $   6.40       $  10.50       $    13.00
     Low................................................  $   3.85       $   4.56       $     9.06
  Common Stock Price at End of Period...................  $   3.92       $   4.69       $     9.69

  Equity Market Capitalization..........................  $113,149       $134,776       $  274,253
  Fixed-Rate Debt.......................................   111,970        120,067          260,928
  Floating-Rate Debt....................................   302,630        197,985          263,540
  Subordinated Debentures...............................        --        128,548          158,548
                                                          --------       --------       ----------
  Total Capitalization..................................  $527,749       $581,376       $  957,269
                                                          ========       ========       ==========
  Debt-to-Total Capitalization..........................      78.6%          76.8%            71.4%
                                                          ========       ========       ==========

                               CENTER TRUST, INC.

           RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
                               UNITS OUTSTANDING
                              AS OF MARCH 31, 2001

                                                    COMMON      OPERATING PARTNERSHIP
                                                    STOCK               UNITS              TOTAL
                                                  ----------    ---------------------    ----------
Balance, January 1, 1999........................  25,346,727          4,978,240          30,324,967
  Shares Repurchased(1).........................    (966,700)                              (966,700)
  Units Converted to Shares.....................      40,000            (40,000)                 --
  Shares issued for Convertible Debentures......         222                 --                 222
  Issuance of Stock Grants to Employees.........      17,099                 --              17,099
                                                  ----------         ----------          ----------
Balance, March 31, 1999.........................  24,437,348          4,938,240          29,375,588
  Shares Repurchased(1)(2)......................    (596,101)                              (596,101)
  Units Repurchased(3)..........................          --         (3,101,617)         (3,101,617)
  Shares Issued.................................   2,260,232                 --           2,260,232
  Issuance of Stock Grants to Employees.........      11,746                 --              11,746
                                                  ----------         ----------          ----------
Balance, June 30, 1999..........................  26,113,225          1,836,623          27,949,848
  Issuance of Stock Grants to Employees.........      35,610                 --              35,610
  Shares Repurchased(1).........................      (3,900)                --              (3,900)
                                                  ----------         ----------          ----------
Balance, September 30, 1999.....................  26,144,935          1,836,623          27,981,558
  Units Converted to Shares.....................      22,375            (22,375)                 --
  Units Retired through Sale of Assets..........          --           (159,523)           (159,523)
  Issuance of Stock Grants to Employees.........     480,658                 --             480,658
                                                  ----------         ----------          ----------
Balance, December 31, 1999......................  26,647,968          1,654,725          28,302,693
  Units Issued..................................          --            104,717             104,717
  Issuance of Stock Grants to Employees.........      38,520                 --              38,520
                                                  ----------         ----------          ----------
Balance, March 31, 2000.........................  26,686,488          1,759,442          28,445,930
  Issuance of Stock Grants to Employees.........      16,831                 --              16,831
                                                  ----------         ----------          ----------
Balance, June 30, 2000..........................  26,703,319          1,759,442          28,462,761
  Cancelled Stock Grants........................     (33,333)                --             (33,333)
  Issuance of Stock Grants to Employees.........      31,773                 --              31,773
                                                  ----------         ----------          ----------
Balance, September 30, 2000.....................  26,701,759          1,759,442          28,461,201
  Units Issued..................................          --            256,250             256,250
  Issuance of Stock Grants to Employees.........      19,467                 --              19,467
                                                  ----------         ----------          ----------
Balance, December 31, 2000......................  26,721,226          2,015,692          28,736,918
  Shares Issued.................................     127,530                 --             127,530
  Units Converted to Shares.....................     376,993           (376,993)                 --
                                                  ----------         ----------          ----------
Balance, March 31, 2001.........................  27,225,749          1,638,699          28,864,448
                                                  ==========         ==========          ==========

---------------
(1) Shares purchased under $25 million repurchase program approved by the Board of Directors. Average cost per share including commissions and other costs was $10.78.

(2) Includes 590,034 shares repurchased from the Haagen Family on May 25, 1999.

(3) Includes 2,839,284 units repurchased from the Haagen Family on May 25, 1999 and 262,333 units repurchased from a former officer of the Company.

                               CENTER TRUST, INC.

                          SAME STORE PROPERTY ACTIVITY
                                 MARCH 31, 2001
                                 (IN THOUSANDS)

                                                              THREE MONTHS ENDED
                                                                  MARCH 31,
                                                              ------------------
                                                               2001       2000      % CHANGE
                                                              -------    -------    --------
COMMUNITY SHOPPING CENTERS(1)
Revenues:
  Rental Revenue............................................  $11,467    $11,179       2.6%
  Recoveries from Tenants...................................    3,289      3,459      -4.9%
  Other Income..............................................      128        124       3.2%
                                                              -------    -------
          Total Revenues....................................   14,884     14,762       0.8%
Expenses:
  Recoverable Operating Expenses............................    3,466      3,623      -2.1%
  Other Operating Expenses..................................      460        352      30.7%
                                                              -------    -------
          Total Expenses....................................    3,926      3,975      -1.2%
                                                              -------    -------
Net Operating Income........................................  $10,958    $10,787       1.6%
                                                              =======    =======
          Total Properties..................................       30         30
                                                              =======    =======
Percentage Leased...........................................     92.7%      95.1%
                                                              =======    =======
Average Base Rent per square foot...........................  $ 10.83    $ 10.65
                                                              =======    =======

                                                              THREE MONTHS ENDED
                                                                  MARCH 31,
                                                              ------------------
                                                               2001       2000      % CHANGE
                                                              -------    -------    --------
REGIONAL MALLS
Revenues:
  Rental Revenue............................................  $ 4,691    $ 4,451       5.4%
  Recoveries from Tenants...................................    2,107      2,187      -3.7%
  Other Income..............................................      778        755       3.0%
                                                              -------    -------
          Total Revenues....................................    7,576      7,393       2.5%
Expenses:
  Recoverable Operating Expenses............................    2,896      2,946      -1.7%
  Other Operating Expenses..................................       28         28       0.0%
                                                              -------    -------
          Total Expenses....................................    2,924      2,974      -1.7%
                                                              -------    -------
Net Operating Income........................................  $ 4,652    $ 4,419       5.3%
                                                              =======    =======
          Total Properties..................................        2          2
                                                              =======    =======
Percentage Leased...........................................     94.4%      91.3%
                                                              =======    =======
Average Base Rent per square foot...........................  $ 15.48    $ 15.23
                                                              =======    =======

Same Store properties are those which were owned as of January 1, 2000.
-------------------------
(1) Excludes El Camino North and Frontier Village which we are preparing for redevelopment.

                               CENTER TRUST, INC.

                   PORTFOLIO HIGHLIGHTS AND LEASING ACTIVITY
                              AS OF MARCH 31, 2001

                                                                          AS OF
                                                        ------------------------------------------
                                                        MARCH 31,     DECEMBER 31,    DECEMBER 31,
                                                           2001           2000            1999
                                                        ----------    ------------    ------------
PORTFOLIO HIGHLIGHTS
  Company Owned GLA
     Community Shopping Centers.......................   4,932,714      5,397,270       7,547,955
     Regional Malls...................................   1,328,109      1,328,109       1,178,109
     Single Tenant Facilities.........................     305,405        391,884         672,007
       Total Company Owned GLA........................   6,566,228      7,117,263       9,398,071
  Percentage Leased
     Community Shopping Centers.......................        92.3%          93.1%           95.0%
     Regional Malls...................................        94.4%          92.1%           90.9%
     Single Tenant Facilities.........................       100.0%         100.0%          100.0%
       Overall Portfolio..............................        93.1%          93.3%           94.9%
  Average Base Rent
     Community Shopping Centers
       Anchor.........................................  $     7.75     $     7.40      $     8.70
       Pad............................................  $    14.19     $    14.09      $    15.05
       Shop...........................................  $    15.69     $    15.44      $    15.32
       Overall........................................  $    10.88     $    10.54      $    11.11
     Regional Malls
       Anchor.........................................  $    11.03     $    10.98      $    11.75
       Pad............................................  $    18.34     $    19.60      $    18.61
       Shop...........................................  $    23.13     $    26.79      $    24.20
       Overall........................................  $    15.48     $    16.51      $    16.70
     Single Tenant Facilities.........................  $     5.55     $     5.39      $     5.97
     Overall Portfolio................................  $    11.56     $    11.33      $    11.40
  Number of Properties
     Community Shopping Centers.......................          32             35              47
     Regional Malls...................................           2              2               2
     Single Tenant Facilities.........................           3              4               7
       Overall Portfolio..............................          37             41              56

                                                                THREE
                                                               MONTHS
                                                                ENDED
                                                              MARCH 31,
                                                                2001
                                                              ---------
SUMMARY OF LEASING ACTIVITY -- COMMUNITY SHOPPING CENTERS
  Space Vacated
     Number of Leases.......................................        16
     Gross Leasable Area....................................   114,575
     Base Rent per Square Foot..............................  $   6.39
  New Leases Executed
     Number of Leases.......................................        11
     Gross Leasable Area....................................    64,927
     Base Rent per Square Foot..............................  $  10.45
  Lease Renewals Executed
     Number of Leases.......................................        27
     Gross Leasable Area....................................   180,072
     New Annual Base Rent per Square Foot...................  $   9.41
     Percentage Change from Prior...........................      3.52%
  Leases with Contractual Rent Adjustments
     Number of Leases.......................................        50
     Gross Leasable Area....................................   184,047
     New Annual Base Rent per Square Foot...................  $  13.92
     Percentage Change from Prior...........................       4.7%

                               CENTER TRUST, INC.

                               PORTFOLIO SUMMARY
                              AS OF MARCH 31, 2001

                                                 NUMBER                 TOTAL LEASED GLA                COMPANY
                                                   OF                   ----------------                 OWNED     PERCENT
                                               PROPERTIES    ANCHOR           PAD            SHOP         GLA      LEASED
                                               ----------   ---------   ----------------   ---------   ---------   -------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region.....................       6         497,656        88,388          324,572   1,025,085     88.8%
Northern and Central California Region.......       6         255,983        11,808          279,107     602,784     90.7%
Southern California Region...................      15       1,445,893       269,530          624,142   2,477,128     94.4%
Southwest Region.............................       5         477,589        36,395          240,540     827,717     91.2%
                                                   --       ---------       -------        ---------   ---------    -----
          TOTAL COMMUNITY SHOPPING CENTERS...      32       2,677,121       406,121        1,468,361   4,932,714     92.3%
REGIONAL MALLS...............................       2         759,515        82,794          411,267   1,328,109     94.4%
SINGLE TENANT FACILITIES.....................       3         301,505         3,900               --     305,405    100.0%
                                                   --       ---------       -------        ---------   ---------    -----
          TOTAL PORTFOLIO....................      37       3,738,141       492,815        1,879,628   6,566,228     93.1%
                                                   ==       =========       =======        =========   =========    =====

                                                               AVERAGE
                                                                BASE
                                               ANNUALIZED       RENT
                                                BASE RENT    PER SQ. FT.
                                               -----------   -----------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region.....................  $ 9,519,838     $10.45
Northern and Central California Region.......    5,828,281      10.66
Southern California Region...................   28,446,827      12.16
Southwest Region.............................    5,740,899       7.61
                                               -----------     ------
          TOTAL COMMUNITY SHOPPING CENTERS...   49,535,845      10.88
REGIONAL MALLS...............................   19,408,373      15.48
SINGLE TENANT FACILITIES.....................    1,695,473       5.55
                                               -----------     ------
          TOTAL PORTFOLIO....................  $70,639,691     $11.56
                                               ===========     ======

                                               CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                              AS OF MARCH 31, 2001

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT   ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   -----------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Frontier Village Shopping             1993        68,473   20,449     39,176     153,320    83.5%   $ 1,301,709
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................    1988       159,282   26,587     68,469     266,049    95.6      2,314,858
    Gresham, OR
  The Medford Center................    1998       153,612   17,432     96,193     326,000    82.0      2,645,090
    Medford, OR
  Ross Center.......................    1987        53,331    9,020     59,858     134,485    90.9      1,502,814
    Portland, OR
  Silverdale Shopping Center........    1990        29,020       --     33,870      67,287    93.5        810,447
    Silverdale, WA
  Vancouver Park Place..............    1987        33,938   14,900     27,006      77,944    97.3        944,920
    Vancouver, WA
                                                 ---------  -------  ---------  ----------   -----    -----------
  Pacific Northwest Region..........               497,656   88,388    324,572   1,025,085    88.8      9,519,838
                                                 ---------  -------  ---------  ----------   -----    -----------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......    1978            --       --     11,540      14,115    81.8         81,326
    Bakersfield, CA
  Marshall's Plaza..................    1989        27,000       --     38,375      79,000    82.8        780,080
    Modesto, CA
  Mineral King Plaza................    1983            --       --     34,660      39,060    88.7        536,541
    Visalia, CA
  Rheem Valley......................    1990        51,009    5,150     77,295     153,999    86.7      1,551,702
    Moraga, CA
  Rosedale Village Shopping             1991        72,324    6,658     45,190     127,547    97.4      1,386,653
    Center..........................
    Bakersfield, CA
  Southpointe Plaza.................    1982       105,650       --     72,047     189,063    94.0      1,491,979
    Sacramento, CA
                                                 ---------  -------  ---------  ----------   -----    -----------
Northern & Central California                      255,983   11,808    279,107     602,784    90.7      5,828,281
  Region............................
                                                 ---------  -------  ---------  ----------   -----    -----------
SOUTHERN CALIFORNIA REGION
  Country Fair Shopping Center......    1992        96,225   27,341     27,664     168,173    89.9      2,158,828
    Chino, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                AS OF MARCH 31, 2001
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Frontier Village Shopping             $10.16      Safeway, Bartell Drugs
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................      9.10      Ross Stores, Emporium, GI
    Gresham, OR                                     Joe's, Craft Warehouse,
                                                    JoAnn Fabrics
  The Medford Center................      9.90      Cinemark Theatres, Sears,
    Medford, OR                                     Payless*, Safeway*, Circuit
                                                    City, 24 Hour Fitness
  Ross Center.......................     12.30      Ross Stores, Michaels, Pier
    Portland, OR                                    1 Imports
  Silverdale Shopping Center........     12.89      Ross Stores
    Silverdale, WA
  Vancouver Park Place..............     12.46      T.J. Maxx, Pier 1 Imports
    Vancouver, WA
                                        ------
  Pacific Northwest Region..........     10.45
                                        ------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......      7.05
    Bakersfield, CA
  Marshall's Plaza..................     11.93      Marshall's
    Modesto, CA
  Mineral King Plaza................     15.48      Vons*, Longs Drugs*
    Visalia, CA
  Rheem Valley......................     11.63      T. J. Maxx, Longs Drugs
    Moraga, CA
  Rosedale Village Shopping              11.17      Savemart, Payless Drugs,
    Center..........................                Kmart*
    Bakersfield, CA
  Southpointe Plaza.................      8.40      Big 5 Sporting Goods
    Sacramento, CA
                                        ------
Northern & Central California            10.66
  Region............................
                                        ------
SOUTHERN CALIFORNIA REGION
  Country Fair Shopping Center......     14.28      Albertsons*, PETsMART,
    Chino, CA                                       Rite-Aid, Staples, T.J.
                                                    Maxx

                                               CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                              AS OF MARCH 31, 2001

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT   ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   -----------
  Date Palm Center..................    1987        99,919       --     11,691     117,362    95.1%   $ 1,698,446
    Cathedral City, CA
  El Camino North...................    1982        68,902  127,713     49,426     275,093    89.4      2,972,235
    Oceanside, CA
  Fire Mountain Center..............    1987        37,376   23,432     23,783      92,378    91.6      1,697,160
    Oceanside, CA
  Fullerton Town Center.............    1987       171,613   19,722     40,092     264,647    87.4      3,474,887
    Fullerton, CA
  Gardena Gateway Center............    1990        41,300    5,062     19,625      65,987   100.0      1,038,687
    Gardena, CA
  Kenneth Hahn Plaza................    1987        97,334   14,598     51,263     165,195    98.8      1,667,739
    Los Angeles, CA
  La Verne Towne Center.............    1986       158,860    1,940     62,235     231,376    96.4      1,400,210
    La Verne, CA
  Lakewood Plaza....................    1989        93,342    4,365     15,804     113,511   100.0      1,314,954
    Bellflower, CA
  Loma Square.......................    1980        96,514       --    111,670     210,704    98.8      2,831,920
    San Diego, CA
  Mountain Square Shopping Center...    1988       185,945       --     70,619     273,189    93.9      3,074,802
    Upland, CA
  North County Plaza................    1987        43,610   28,720     74,245     153,325    95.6      2,162,170
    Carlsbad, CA
  Parkway Place.....................    1989        91,127   12,917     11,856     120,425    96.2      1,181,163
    Escondido, CA
  Vermont-Slauson Shopping Center...    1981       142,411    3,720     23,613     169,744   100.0      1,015,374
    Los Angeles, CA
  Vineyards Marketplace.............    1991        21,415       --     30,556      56,019    92.8        758,252
    Rancho Cucamonga, CA
                                                 ---------  -------  ---------  ----------   -----    -----------
Southern California Region..........             1,445,893  269,530    624,142   2,477,128    94.4     28,446,827
                                                 ---------  -------  ---------  ----------   -----    -----------
SOUTHWEST REGION
  Kyrene Village Shopping Center....    1987        93,364    5,120     48,952     161,174    91.5      1,111,154
    Chandler, AZ
  North Mountain Village............    1985        41,215       --     47,237      94,379    93.7        867,188
    Phoenix, AZ
  Randolph Plaza....................    1999       136,110    6,150     30,387     180,382    95.7      1,072,658
    Tucson, AZ

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                AS OF MARCH 31, 2001
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Date Palm Center..................    $15.22      Sam's Club (Wal-Mart)
    Cathedral City, CA
  El Camino North...................     12.08      Mervyn's*, Toys 'R' Us*,
    Oceanside, CA                                   Petco*, Ross Stores,
                                                    Steinmart
  Fire Mountain Center..............     20.06      Lamps Plus, Trader Joe's,
    Oceanside, CA                                   Bookstar
  Fullerton Town Center.............     15.02      Costco*, AMC Theatres, Toys
    Fullerton, CA                                   'R' Us, Office Depot
  Gardena Gateway Center............     15.74      Marukai (Rite-Aid), TAWA
    Gardena, CA
  Kenneth Hahn Plaza................     10.22      Food 4 Less, Factory 2U,
    Los Angeles, CA                                 Rite- Aid, Super Trak Auto
  La Verne Towne Center.............      6.28      Target, Vons
    La Verne, CA
  Lakewood Plaza....................     11.58      Stater Bros. (Albertsons),
    Bellflower, CA                                  Staples
  Loma Square.......................     13.60      T.J. Maxx, Circuit City,
    San Diego, CA                                   Sav- on Drugs
  Mountain Square Shopping Center...     11.98      Home Depot, Staples,
    Upland, CA                                      Pavilions, Factory 2 U
  North County Plaza................     14.75      Marshall's, Michael's, Kids
    Carlsbad, CA                                    'R' Us
  Parkway Place.....................     10.19      Albertsons, Office Depot
    Escondido, CA
  Vermont-Slauson Shopping Center...      5.98      Ralphs, Kmart, Sav-on Drugs
    Los Angeles, CA
  Vineyards Marketplace.............     14.59      Albertsons*, Sav-on Drugs
    Rancho Cucamonga, CA
                                        ------
Southern California Region..........     12.16
                                        ------
SOUTHWEST REGION
  Kyrene Village Shopping Center....      7.54      Basha's, Kyrene Lanes,
    Chandler, AZ                                    Audio Express, Greenbacks
  North Mountain Village............      9.80      Fry's Food & Drug*, T. J.
    Phoenix, AZ                                     Maxx, Greenbacks
  Randolph Plaza....................      6.21      Fry's, Walgreen's,
    Tucson, AZ                                      MacFrugal's

                                               CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                              AS OF MARCH 31, 2001

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT   ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   -----------
  Southern Palms Center.............    1980       103,875   20,025     97,850     254,863    87.0%   $ 2,023,734
    Tempe, AZ
  Sunrise Place Center..............    1992       103,025    5,100     16,114     136,919    90.7        666,165
    Tucson, AZ
                                                 ---------  -------  ---------  ----------   -----    -----------
Southwest Region....................               477,589   36,395    240,540     827,717    91.2      5,740,899
                                                 ---------  -------  ---------  ----------   -----    -----------
COMMUNITY RETAIL CENTERS............             2,677,121  406,121  1,468,361   4,932,714    92.3     49,535,845
                                                 ---------  -------  ---------  ----------   -----    -----------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......    1988       291,554   33,810    161,651     509,704    95.5      7,107,993
    Los Angeles, CA
  Media City Center.................    1992       467,961   48,984    249,616     818,405    93.7     12,300,380
    Burbank, CA
                                                 ---------  -------  ---------  ----------   -----    -----------
REGIONAL MALLS......................               759,515   82,794    411,267   1,328,109    94.4     19,408,373
                                                 ---------  -------  ---------  ----------   -----    -----------
SINGLE TENANT FACILITIES
  Kmart.............................    1990       104,204       --         --     104,204   100.0        551,576
    Phoenix, AZ
  Kmart.............................    1990        86,479       --         --      86,479   100.0        411,132
    Rocklin, CA
  Sam's Club........................    1988       110,822    3,900         --     114,722   100.0        732,765
    Downey, CA
                                                 ---------  -------  ---------  ----------   -----    -----------
SINGLE TENANT FACILITIES............               301,505    3,900         --     305,405   100.0      1,695,473
                                                 ---------  -------  ---------  ----------   -----    -----------
TOTAL PROPERTIES....................             3,738,141  492,815  1,879,628   6,566,228    93.1    $70,639,691
                                                 =========  =======  =========  ==========   =====    ===========

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                AS OF MARCH 31, 2001
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Southern Palms Center.............    $ 9.13      Food 4 Less, Heilig Meyer
    Tempe, AZ                                       Furniture, Staples
  Sunrise Place Center..............      5.36      Smith's Food & Drug
    Tucson, AZ
                                        ------
Southwest Region....................      7.61
                                        ------
COMMUNITY RETAIL CENTERS............     10.88
                                        ------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......     14.60      Sears*, Robinsons-May*,
    Los Angeles, CA                                 Wal- Mart, Albertsons, T.J.
                                                    Maxx, Sony/Magic Johnson
                                                    Theaters
  Media City Center.................     16.05      Macy's, IKEA*, Sears*,
    Burbank, CA                                     Mervyn's*, AMC Theatres,
                                                    Sports Chalet, CompUSA,
                                                    Barnes & Noble, Virgin
                                                    Megastore
                                        ------
REGIONAL MALLS......................     15.48
                                        ------
SINGLE TENANT FACILITIES
  Kmart.............................      5.29      Kmart
    Phoenix, AZ
  Kmart.............................      4.75      Kmart
    Rocklin, CA
  Sam's Club........................      6.39      Sam's Club (Wal-Mart)
    Downey, CA
                                        ------
SINGLE TENANT FACILITIES............      5.55
                                        ------
TOTAL PROPERTIES....................    $11.56
                                        ======

---------------

* Anchor space non-owned by Company

                               CENTER TRUST, INC.

                     LEASE EXPIRATIONS -- OVERALL PORTFOLIO
                                 MARCH 31, 2001

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
M-T-M................    106      166,689    14.47        32,000     8.00       3,900     8.40       130,789    16.23
2001.................    162      348,198    15.08        77,980     9.16       7,350     6.04       262,868    17.09
2002.................    175      588,569    13.47       257,091     6.89      50,257    14.05       281,221    19.39
2003.................    127      396,030    14.11       121,350     6.72      36,575    16.42       238,105    17.52
2004.................    119      653,040    11.25       371,995     6.87      36,471    18.00       244,574    16.90
2005.................    118      536,220    16.10       256,340    13.93      39,809    18.65       240,071    18.00
2006.................     84      481,771    12.96       248,023    10.63      52,712    14.21       181,036    15.77
2007.................     34      321,219     9.15       177,915     5.06      33,642    10.49       109,662    15.38
2008.................     25      336,892    11.61       279,529    10.42      23,849    20.56        33,514    15.13
2009.................     18      355,406     6.80       303,864     4.66      38,679    17.77        12,863    24.56
2010.................     23      442,844     8.59       372,073     7.50      46,406    11.81        24,365    19.04
Thereafter...........     56    1,483,706     8.98     1,239,981     8.24     123,165    13.82       120,560    11.68
                       -----    ---------    -----     ---------    -----     -------    -----     ---------    -----
         TOTAL.......  1,047    6,110,584    11.56     3,738,141     8.23     492,815    14.84     1,879,628    17.32
                       =====    =========    =====     =========    =====     =======    =====     =========    =====

             LEASE EXPIRATIONS -- TOTAL COMMUNITY SHOPPING CENTERS
                                 MARCH 31, 2001

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
M-T-M................    48        91,974    13.24        32,000     8.00           0     0.00        59,974    16.04
2001.................    94       257,865    13.07        77,980     9.16       3,150     8.00       176,735    14.89
2002.................   140       534,892    11.94       257,091     6.89      49,217    13.41       228,584    17.30
2003.................   101       345,197    12.46       121,350     6.72      36,575    16.42       187,272    15.41
2004.................    95       576,666    10.10       341,423     6.43      28,171    19.57       207,072    14.86
2005.................    97       404,640    13.74       158,761     8.90      38,089    18.07       207,790    16.65
2006.................    74       434,241    12.06       222,719     9.36      46,302    15.08       165,220    14.85
2007.................    27       270,661     7.51       177,915     5.06      33,642    10.49        59,104    13.18
2008.................    20       283,287    10.19       234,572     9.12      18,849    16.47        29,866    14.64
2009.................    13       230,543     6.33       193,042     3.70      25,197    17.96        12,304    23.73
2010.................    16       254,484     8.54       196,620     7.16      41,406    11.35        16,458    17.86
THEREAFTER...........    39       867,153     9.68       663,648     9.20      85,523    11.14       117,982    11.33
                        ---     ---------    -----     ---------     ----     -------    -----     ---------    -----
         TOTAL.......   764     4,551,603    10.88     2,677,121     7.75     406,121    14.19     1,468,361    15.69
                        ===     =========    =====     =========     ====     =======    =====     =========    =====

                               CENTER TRUST, INC.

           SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                              AS OF MARCH 31, 2001

                                                                                               PERCENTAGE
                                                                      PERCENTAGE     TOTAL     OF COMPANY
                                             NUMBER OF   ANNUALIZED    OF TOTAL     TENANT       OWNED
NUMBER             RETAIL TENANT              STORES     BASE RENT    BASE RENT       GLA         GLA
------             -------------             ---------   ----------   ----------   ---------   ----------
   1     WAL-MART STORES INC.(1)...........  3....        3,038,834      4.30%       360,741      5.90%
   2     AMC ENTERTAINMENT.................      4        2,931,939      4.15%       125,429      2.05%
   3     TJX COMPANIES INC., THE...........      8        1,843,264      2.61%       220,614      3.61%
   4     LOEWS CINEPLEX ENTERTAINMENT......      1        1,402,011      1.98%        67,579      1.11%
   5     ALBERTSON'S INC. .................      5        1,307,854      1.85%       188,432      3.08%
   6     KROGER CO., THE...................      5        1,254,006      1.78%       285,486      4.67%
   7     STAPLES INC. .....................      5        1,227,548      1.74%       110,881      1.81%
   8     KMART CORP. ......................      3        1,180,888      1.67%       273,187      4.47%
   9     SAFEWAY INC. .....................      3        1,111,654      1.57%       156,207      2.56%
  10     CIRCUIT CITY STORES INC...........      3        1,088,400      1.54%        84,680      1.39%
  11     HOME DEPOT INC., THE..............      1          965,930      1.37%        98,064      1.60%
  12     ROSS STORES INC...................      4          933,100      1.32%       117,852      1.93%
  13     FEDERATED DEPARTMENT STORES.......      1          894,179      1.27%       237,145      3.88%
  14     THE LIMITED INC. .................     10          893,697      1.27%        59,605      0.98%
  15     CINEMARK USA INC. ................      1          798,566      1.13%        57,273      0.94%
  16     TOYS 'R' US INC. .................      2          787,272      1.11%        92,022      1.34%
  17     SPORT CHALET INC. ................      1          775,508      1.10%        44,957      0.74%
  18     VIRGIN ENTERTAINMENT GROUP........      1          756,000      1.07%        30,000      0.49%
  19     PAYLESS SHOESOURCE INC............     11          752,901      1.07%        36,634      0.60%
  20     BARNES & NOBLE....................      2          742,531      1.05%        35,285      0.58%
  21     OFFICE DEPOT INC. ................      3          719,167      1.02%        77,000      1.26%
  22     TARGET CORPORATION................      2          710,247      1.01%       220,671      3.61%
                                                --       ----------     ------     ---------     ------
         TOTAL.............................     79       26,115,494     36.97%     2,969,744     48.60%
                                                ==       ==========     ======     =========     ======

---------------
(1) Includes location at Baldwin Hills Crenshaw Plaza where rent has not yet commenced.

                               CENTER TRUST, INC.

            MAJOR SEGMENT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                              AS OF MARCH 31, 2001

                                                                                                PERCENTAGE
                                                        TOTAL SEGMENT    PERCENT      TOTAL     OF COMPANY
                                            NUMBER OF    ANNUALIZED     OF TOTAL     SEGMENT      OWNED
NUMBER             RETAIL TENANT             LEASES       BASE RENT     BASE RENT      GLA         GLA
------             -------------            ---------   -------------   ---------   ---------   ----------
   1     Supermarkets.....................       6       $ 5,321,972      7.53%       756,720     12.38%
   2     Fast Food........................     144         5,269,737      7.46%       241,583      3.95%
   3     Restaurants......................      62         5,160,292      7.31%       321,391      5.26%
   4     Theaters.........................      16         5,132,514      7.27%       256,529      4.20%
   5     Discount Retailers...............       8         4,929,277      6.98%       854,310     13.98%
   6     Family Apparel...................      29         3,938,025      5.57%       467,297      7.65%
   7     Health & Beauty..................     112         3,412,777      4.83%       203,707      3.33%
   8     Electronics......................      30         2,839,847      4.02%       166,578      2.73%
   9     Music and Video..................      28         2,774,083      3.93%       139,785      2.29%
  10     Women's Apparel..................      40         2,718,123      3.85%       182,585      2.99%
  11     Home Furnishings/Housewares......      26         2,353,253      3.33%       180,933      2.96%
  12     Footwear.........................      33         1,996,276      2.83%        97,610      1.60%
  13     Office Supply....................       7         1,757,912      2.49%       173,734      2.84%
                                               ---       -----------     ------     ---------     ------
         TOTAL............................     541       $47,604,058     68.26%     4,042,762     66.16%
                                               ===       ===========     ======     =========     ======

                               CENTER TRUST, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  AND RECONCILIATION TO FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)

                                                              THREE MONTHS ENDED
                                                                   MARCH 31,
                                                              -------------------
                                                                2001       2000
                                                              --------    -------
Rental revenues.............................................  $ 17,739    $25,209
Expense reimbursements......................................     5,942      7,710
Percentage rents............................................       521        333
Other income................................................     1,426      1,589
                                                              --------    -------
          Total Revenues....................................    25,628     34,841
                                                              --------    -------
Interest....................................................     9,688     14,691
Depreciation and amortization...............................     5,239      6,469
Property operating costs:
  Common area...............................................     4,366      5,126
  Property taxes............................................     2,520      3,334
  Leasehold rentals.........................................       265        364
  Marketing.................................................       183        218
  Other operating...........................................     1,181      1,103
General and administrative..................................     1,365      1,307
                                                              --------    -------
          Total Expenses....................................    24,807     32,612
                                                              --------    -------
Income from Operations before Other Items...................       821      2,229
Gain on Sale of Rental Assets...............................       900      2,575
Minority Interests -- Operating Partnership.................       (52)      (146)
Minority Interests -- Other.................................       (29)       (74)
                                                              --------    -------
Net Income before Extraordinary Loss........................     1,640      4,584
Extraordinary Loss -- Early Extinguishment of Debt..........      (819)    (1,864)
                                                              --------    -------
Net Income..................................................       821      2,720
Adjustments to reconcile net income to FFO:
  Depreciation of real property.............................     5,036      6,411
  Minority Interests........................................      (119)        59
  Extraordinary Loss -- Early Extinguishment of Debt........       819      1,864
  Gain on Sale of Rental Assets.............................      (900)    (2,575)
  Other.....................................................       161        463
                                                              --------    -------
Funds From Operations.......................................  $  5,818    $ 8,942
                                                              ========    =======

                               CENTER TRUST, INC.

                          CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                     ASSETS

                                                              MARCH 31,    DECEMBER 31,
                                                                2001           2000
                                                              ---------    ------------
Rental properties...........................................  $ 742,262     $  776,667
Accumulated depreciation and amortization...................   (138,212)      (136,828)
                                                              ---------     ----------
  Rental properties, net....................................    604,050        639,839
Cash and cash equivalents...................................      4,187          6,164
Tenant receivables, net.....................................      9,560         11,920
Other receivables...........................................      6,723          5,603
Restricted cash.............................................      9,826          9,531
Deferred charges, net.......................................     16,762         18,030
Other assets................................................      3,399          3,492
                                                              ---------     ----------
          Total.............................................  $ 654,507     $  694,579
                                                              =========     ==========

                         LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Secured debt................................................  $ 414,600     $  318,052
7 1/2% Convertible subordinated debentures..................         --        128,548
Accrued dividend and distributions..........................      1,161          6,035
Accrued interest............................................      1,429          5,827
Accounts payable and other accrued expenses.................     11,447         10,161
Accrued construction costs..................................      1,069          1,060
Tenant security and other deposits..........................      1,898          1,797
                                                              ---------     ----------
Total liabilities...........................................    431,604        471,480
                                                              ---------     ----------
MINORITY INTERESTS
Operating partnership (1,638,699 and 2,015,692 units issued
  as of March 31, 2001 and December 31, 2000,
  respectively).............................................     12,187         15,075
Other minority interests....................................      1,226          1,620
                                                              ---------     ----------
Total minority interest.....................................     13,413         16,695
                                                              ---------     ----------
STOCKHOLDERS' EQUITY
Common stock ($.01 par value, 100,000,000 shares authorized;
  27,225,749 and 26,721,226 shares issued and outstanding as
  of March 31, 2001 and December 31, 2000, respectively)....        266            266
Additional paid-in capital..................................    362,808        359,419
Accumulated distributions and deficit.......................   (153,584)      (153,281)
                                                              ---------     ----------
Total stockholders' equity..................................    209,490        206,404
                                                              ---------     ----------
          Total.............................................  $ 654,507     $  694,579
                                                              =========     ==========

                               CENTER TRUST, INC.

                          SUMMARY OF OUTSTANDING DEBT
                                 MARCH 31, 2001
                                 (IN THOUSANDS)

                                                                                                        BALANCE        BALANCE
                                                                              MATURITY    AVERAGE      MARCH 31,     DECEMBER 31,
                LENDER                           PROPERTY            RATE       DATE     MATURITIES       2001           2000
                ------                           --------           ------    --------   ----------   ------------   ------------
FIXED RATE MORTGAGES
 Principal Mutual Life Insurance
   Company............................  North Mountain Village       8.250%   05/01/01       0.1        $  8,110       $  8,125
 Metropolitan Life Insurance
   Company............................  Date Palm                   10.450%   07/31/02       1.3           9,061          9,102
 The Travelers Insurance Company......  North County                10.375%   01/31/03       1.8          15,143         15,232
 Column Financial, Inc................  Mineral King                 9.680%   08/01/06       5.3           3,554          3,578
 Eastrich #79 Corporation (AEW)(1)....  Loan #1                     11.450%   10/15/06       5.5           3,216          5,269
 Eastrich #79 Corporation (AEW)(2)....  Loan #2                     10.900%   10/15/06       5.5           8,608          8,723
 Chase Commercial Mortgage Banking
   Corp...............................  Vineyards Marketplace        8.300%   11/10/09       8.6           5,146          5,157
 Chase Commercial Mortgage Banking
   Corp...............................  Kyrene Village               8.300%   11/10/09       8.6           7,877          7,893
 Aid Association for Lutherans(3).....  Westgate North               8.300%   04/01/14      13.0              --          5,610
 First Union National Bank............  Gardena, Gresham, Loma       7.750%   07/01/09       8.3          51,255         51,378
                                        Square and Southpointe
                                                                                                        --------       --------
       Total Fixed-Rate Mortgages.....                               8.833%                 5.90         111,970        120,067
                                                                                                        --------       --------
VARIABLE-RATE MORTGAGES
 First Union National Bank(4).........  Randolph Plaza & Mountain
                                        Square                       7.875%   06/01/02       1.2          23,242         23,309
 First Union National Bank(4).........  Fire Mountain                7.875%   08/01/02       1.3          10,118         10,147
 Sanwa Bank California(4).............  El Camino North              7.813%   02/28/03       1.9          25,000         25,000
 Chase Manhattan Bank(5)..............  Chino                        7.871%   11/29/03       2.7          16,150         16,150
 Chase Manhattan Bank(5)..............  Fullerton                    7.871%   11/29/03       2.7          24,000         24,000
 Chase Manhattan Bank(5)..............  LaVerne                      7.871%   11/29/03       2.7          10,035         10,035
                                                                                                        --------       --------
       Total Variable-Rate
         Mortgages....................                               7.859%                 2.05         108,545        108,641
                                                                                                        --------       --------
OTHER SECURED DEBT
 CRA -- Certificates of Participation,
   Series 1985........................  Baldwin Hills                5.300%   12/01/14      13.7          30,000         30,000
 CDC -- Certificates of Participation,
   Series 1985........................  Willowbrook                  5.200%   12/01/15      14.7           6,000          6,000
 G.E. Capital(6)......................  Secured Line of Credit       7.711%   03/31/02      1.00         158,085         53,344
                                                                                                        --------       --------
       Total Other Secured Debt.......                               7.261%                 3.38         194,085         89,344
                                                                                                        --------       --------
       TOTAL SECURED DEBT.............                               7.842%                 3.71         414,600        318,052
 Convertible debentures(7)............                               7.500%   01/15/01       0.0              --        128,548
                                                                                                        --------       --------
       TOTAL DEBT OUTSTANDING.........                               7.842%                 3.71        $414,600       $446,600
                                                                                                        ========       ========

---------------
 (1) Secured by KMart - Rocklin and KMart - Phoenix.

 (2) Secured by Lakewood, Sam's Club - Downey, and Parkway Place.

 (3) Asset sold 3/14/01.

 (4) Interest based on LIBOR plus 250 basis points.

 (5) Interest based on LIBOR plus 230 basis points.

 (6) Secured by Media City Center, Medford Shopping Center, Ross Center, Vancouver Park Place, Sunrise Place, Marshall's Plaza, Silverdale Shopping Center, Frontier Village, Rheem Valley, Southern Palms and Rosedale Village. Interest based on LIBOR plus 250 basis points.

 (7) Repaid on January 16, 2001.

                               CENTER TRUST, INC.
                      SCHEDULE OF MORTGAGE DEBT MATURITIES
                                 MARCH 31, 2001
                                 (IN THOUSANDS)

                                                             SCHEDULED
                                                            AMORTIZATION    SCHEDULED
                           YEAR                               PAYMENTS      MATURITIES     TOTAL
                           ----                             ------------    ----------    --------
2001......................................................    $ 1,773        $  8,105     $  9,878
2002......................................................      2,205         199,851(1)   202,056
2003......................................................      1,700          89,619       91,319
2004......................................................      1,805              --        1,805
2005......................................................      1,926              --        1,926
2006......................................................      1,747           9,455       11,202
2007......................................................        877              --          877
2008......................................................        937              --          937
2009......................................................        444          58,156       58,600
2010......................................................         --              --           --
Thereafter................................................         --          36,000       36,000
                                                              -------        --------     --------
Total.....................................................    $13,414        $401,186     $414,600
                                                              =======        ========     ========

---------------
(1) Includes amount outstanding on the Company's Secured Credit Facility which is due on March 31, 2002.

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